UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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Exchange Act of 1934 (Amendment No.  )
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Optelecom-NKF, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF THE
STOCKHOLDERS OF
OPTELECOM-NKF, INC.

To the Stockholders of Optelecom-NKF, Inc.

The Annual Meeting of Stockholders of Optelecom-NKF, Inc (the “Company”) will be held at the Company’s corporate office located at 12920 Cloverleaf Center Drive, Germantown, Maryland, 20874, on May 4, 2007, commencing at 1:30 p.m. for the following purposes:

1. To elect two directors to the Board of Directors to serve for a term ending at the 2010 Annual Meeting and until their successors have been elected and qualified;

2. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The record date for determining those stockholders who will be entitled to notice of, and vote at, the Annual Meeting, or any adjournment thereof, is March 21, 2007. The stock transfer books of the Company will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please execute the enclosed proxy and mail it promptly.  Should you attend the Annual Meeting, you may revoke your proxy and vote in person. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

Optelecom-NKF, Inc.

By:	/s/ James Armstrong
James Armstrong
Corporate Secretary

Germantown, Maryland
March 30, 2007

OPTELECOM-NKF, INC.
12920 Cloverleaf Center Drive
Germantown, Maryland, 20874

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 4, 2007

This proxy statement is furnished to the stockholders of Optelecom-NKF, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Friday, May 4, 2007 at the Company’s corporate office located at 12920 Cloverleaf Center Drive, Germantown, Maryland, 20874, commencing at 1:30 p.m. and any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting. The Board of Directors (the “Board”) does not know of any business to be presented for consideration at the Annual Meeting or any adjournment thereof other than as stated in the Notice of Annual Meeting. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about March 30, 2007.

A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2006 accompanies this proxy statement.

GENERAL

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of the Company of proxies to be voted at the Annual Meeting. In addition to solicitation of proxies by use of the mails, proxies may be solicited by the officers and regular employees of the Company, without additional remuneration, by telephone, facsimile, telegraph, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians, and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is March 30, 2007.

Time and Place of Meeting

The Annual Meeting will be held at the corporate headquarters of the Company located at 12920 Cloverleaf Center Drive, Germantown, Maryland 20874 on May 4, 2007 at 1:30 PM local time.

Voting and Revocation of Proxies

All shares of Common Stock, $0.03 par value (the “Common Stock”), represented by effective proxies will be voted at the Annual Meeting or any adjournment thereof in accordance with the instructions indicated thereon. In the absence of instructions, shares represented by such proxies will be voted in favor of proposal 1.. With respect to any other matter that may properly come before the Annual Meeting or any adjournment thereof, proxies will be voted at the discretion of the Board of Directors. The Board of Directors is not aware of any such other matters.

The holders of 33 1/3% of the Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. (See Securities Entitled to Vote and Record Datefor the number of shares outstanding and entitled to vote). The Board of Directors reserves the right to adjourn the Annual Meeting if a quorum is not obtained by the date set for the meeting. At any subsequent reconvening of the meeting, the Board of Directors may cause the proxies solicited hereby to be voted in the same manner as they were voted or could have been voted at the original meeting, except that any proxies effectively revoked prior to the reconvening of the meeting shall not be voted.

Proxies marked “ABSTAIN” will be treated as present and entitled to vote for the purpose of determining whether a quorum is present, but will not be voted with respect to any proposal. If a proxy returned by a bank, broker, nominee or other fiduciary indicates that they do not have discretionary authority to vote some or all of the shares covered thereby with respect to a given proposal and do not otherwise authorize the voting of such shares, such shares, or “broker non-votes,” will be considered to be present for the purpose of determining a quorum. Under applicable Delaware law, in determining whether a proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against that proposal, but broker non-votes will have no effect on the outcome of the vote on the proposal.

Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use either in person at the Annual Meeting or by sending written notice of such revocation (or a later-dated proxy) to the Company.

Securities Entitled to Vote and Record Date

The Board of Directors has fixed the close of business on March 21, 2007 as the date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting. On that date the Company had 3,608,867 shares of Common Stock outstanding. Stockholders will be entitled to one vote on each proposal for each share held of record on such record date.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT, AND DIRECTORS

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of March 21, 2007 by each director, nominee for director, Named Executive Officers (as such term is defined under Executive Compensation), and all directors and executive officers as a group. The Company does not know of any other person who owns beneficially more than 5% of the outstanding shares of the Company’s Common Stock.

	Shares of
	Common Stock
	Owned		Percent
Name of Beneficial Owner	Beneficially(1)		of Class

Walrus Partners LLC	287,353	(4)	8.0%
Edmund D. Ludwig	147,684	(2)(3)	4.1%
James Armstrong	47,887	(2)	1.3%
Thomas Overwijn	37,968	(2)	1.1%
Carl J. Rubbo, Jr.	35,375	(2)	1.0%
David R. Lipinski	30,798	(2)	*
Walter R. Fatzinger, Jr.	22,375	(2)	*
Robert F. Urso	21,375	(2)	*
Roland Hooghiemstra	17,479	(2)	*
Steven Tamburo	12,455	(2)	*
All directors and Executive Officers as a group (11 persons)	413,140	(1)(2)(3)	11.4%

*	Less than 1%

(1)	For purposes of this proxy statement “beneficial ownership” of a security exists when a person directly or indirectly has or shares “investment power”, which includes the power to dispose or direct the disposition of such security, or “voting power”, which includes the power to vote or direct the voting of such security. The address of each person is c/o the Company, 12920 Cloverleaf Center Drive, Germantown, Maryland 20874.

(2)	Includes shares of Common Stock that were subject to options entitling the holder to acquire the shares subject thereto within 60 days of March 21, 2007. On that date Messrs. Ludwig, Armstrong, Overwijn, Rubbo, Lipinski, Fatzinger, Urso, Hooghiemstra and Tamburo held such options for the purchase of 61,475, 43,195, 27,870, 20,500, 19,423, 16,000, 15,000, 9,554, and 1,875 shares of Common Stock, respectively.

(3)	Includes 23,693 shares which Mr. Ludwig owns jointly with his wife, Mrs. Roberta Ludwig.

(4)	Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on December 31, 2006.

ELECTION OF DIRECTORS

PROPOSAL 1 — COMPANY PROPOSAL TO ELECT TWO DIRECTORS

Our Board of Directors consists of seven directors divided into three classes with the term of office of one class expiring each year. One class of directors is elected each year to serve for a term of three years and until successors are elected.

The terms of David R. Lipinski and Edmund D. Ludwig as directors will expire at the Annual Meeting. The Board has nominated Messrs. Lipinski and Ludwig to serve on the Board for a three-year term to expire at the Annual Meeting of Stockholders in 2010 and until their successors are elected. Mr. Lipinski is currently Chairman of the Compensation Committee and a member of the Audit Committee. Mr. Ludwig is currently President and Chief Executive Officer of the Company.

The Company currently does not have a standing Nominating Committee. Nominees for the Board of Directors are selected and proposed by a majority of the disinterested independent directors and voted upon by all disinterested directors.

The nominees have all indicated that they are willing and able to serve as directors if elected. If any of the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person or persons as may be designated as nominee(s) by a majority of the disinterested independent directors.

Required Stockholder Vote

The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to elect directors.

The Board of Directors recommends a vote FOR the election of Mr. Lipinski and FOR the election of Mr. Ludwig under this Proposal.

Set forth in the table below is certain information regarding the nominee and each person whose term of office will continue after the Annual Meeting.

	Present Term
	Expires at	Year in Which
	Annual	Service as a
Name, Age, Position with the Company, and Principal Occupation During Last 5 Years	Meeting in	Director Began

David R. Lipinski, 55 — Currently a consulting Engineer with WorleyParsons Limited; Management Consultant in corporate finance and strategic business development from 2002 to present; Assistant Vice President, Business Banking, Fifth Third Bank from September 2004 to October 2005; Management Consultant in corporate finance and strategic business development from June 2004 to September 2004; Vice President of Corporate Development of Spire Corporation from August 2003 to May 2004; Chief Financial Officer of Spire Corporation from August 2003 to November 2003; Management Consultant in corporate finance and strategic business development from October 2002 to August 2003; Vice President for Corporate Development of Stratos Lightwave from June 2000 to October 2002; Currently serving as outside Director of Spire Corporation (Nasdaq-SPIR)
	2007	2000
Edmund D. Ludwig, 66 — President and Chief Executive Officer of the Company since December 2001; Executive Vice President of Operations of the Company from October 2000 to December 2001; Chief Executive Officer of the Company from May 2000 to October 2000; President and Chief Executive Officer of the Company from January 1991 to May 2000	2007	1980
Carl J. Rubbo, Jr., 47 — Senior Vice President of Congressional Bank from November 2006 to present; Managing Member, BTO Towers Series 25, LLC from January 2002 to present; Vice President and Chief Financial Officer of Capital Programs Management, Inc. from August 1999 to January 2002	2008	1999
Walter R. Fatzinger, Jr. 64 — Vice Chairman and Director of ASB Capital Management, Inc. and Chevy Chase Trust Co. from 2002 to present; prior to December 31, 2002, served as President and Chief Executive Officer of ASB Capital Management, Inc, Executive Vice President of Chevy Chase Bank, F.S.B. from 1999 to 2002; Currently serving as a director of ManTech International Corporation (Nasdaq-MANT)	2008	2004
Robert F. Urso, 51 — President and Chief Operating Officer, KMS Solutions, LLC from August 2005 to present; President and Chief Executive Officer of KEI Pearson, Inc. from December 2003 to July 2005; President and Chief Operating Officer of L-3 EER Systems, Inc. from October 2001 to December 2003	2009	2004
James Armstrong, 50 — Executive Vice President of the Company and Chief Operating Officer of the Company’s North American Operations from November 2005 to present; Chief Financial Officer of the Company from September 2002 to August 2006; Controller of the Company from June 2001 to September 2002	2009	2001
Thomas W. M. Overwijn, 44 — Executive Vice President of the Company and Chief Operating Officer of the Company’s European Operations from November 2005 to present; Managing Director of Optelecom-NKF B.V. from March 2005 to present; General Manager of NKF Electronics B.V. from January 1998 to March 2005	2009	2005

Set forth in the table below is certain information regarding the named executives who are not Director’s of the Company:

Name, Age, Position with the Company, and Principal Occupation During Last 5 Years

Steven Tamburo, 38 — Chief Financial Officer of the Company from August 2006 to Present; Executive Vice President and Chief Financial Officer of the Access Group, Inc. from 2005 to 2006; Executive Vice President and Chief Financial Officer of Riggs National Corporation from 2000 to 2005. Board of Directors of Habitat for Humanity of Northern Virginia

Roland Hooghiemstra, 39 — Vice President, Sales and Marketing for the Company’s European Operations from 2005 to present; Director of Sales and Marketing for NKF Electronics from 1998 to 2005

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors held five meetings during 2006 and all directors attended at least 75% of such meetings. The Board of Directors has determined that each of Messrs. Lipinski, Rubbo, Urso and Fatzinger is an “independent” director, as determined in accordance with the NASDAQ listing standards.

The Board currently has a Compensation Committee and an Audit Committee.

The Board does not have a standing Nominating Committee. Nominees for the Board of Directors are selected and proposed by a majority of the disinterested independent directors and voted upon by all disinterested directors. The Board believes this process for nominating Directors has worked well in the past and that establishing a formal Nominating Committee is not necessary. The Board will consider as potential nominees persons recommended by stockholders. Stockholders who themselves wish to nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with any advance notice and other requirements set forth in the Company’s Bylaws. Recommendations for a nominee should be submitted to the Board of Directors in care of the Secretary of the Company, 12920 Cloverleaf Center Drive, Germantown, Maryland 20874.

The Board of Directors uses an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director, and considered by the Board of Directors. The Board has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Board will consider the factors it believes to be appropriate, which include the candidate’s personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of the Company’s stockholders. The Board does not evaluate potential nominees for director differently based on whether they are recommended by a stockholder, an officer, or a director.

Shareholder Communications with Directors and Attendance at Annual Meeting

In order to provide the Company’s stockholders with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to directors. Stockholders of the Company and other interested persons may communicate with the Chairman of the Audit Committee or the Compensation Committee or with the non-management directors of the Company as a group by sending an email to: Investor@optelecom.com. The email should specify which of the foregoing is the intended recipient.

All communications received in accordance with these procedures will be reviewed initially by the Company’s Investor Relations Department. The Investor Relations Department will relay any such communication to the appropriate director or directors unless the Investor Relations Department determines that the communication:

•	does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees;

•	relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;

•	is an advertisement or other commercial solicitation or communication;

•	is frivolous or offensive; or

•	is otherwise not appropriate for delivery to directors.

The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Company’s Investor Relations Department and only in accordance with the Company’s policies and procedures and applicable law and regulations relating to the disclosure of information.

The Company’s Investor Relations Department will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors may review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

Code of Ethics

The Company has adopted a Code of Ethics that applies to all of its directors and employees, including its principal executive officer and principal financial officer. The Code of Ethics is posted to the Company’s website, www.optelecom-nkf.com, under the “Corporate Governance” section. The Company will disclose future changes to the Code of Ethics by posting the information on its website.

Compensation Committee

The Compensation Committee met eight times during 2006 and all members attended at least 75% of such meetings. Current members of the Compensation Committee are Robert F. Urso, Carl J. Rubbo, Jr., Walter Fatzinger, Jr., and David R. Lipinski, who is the chairman. The functions of the Compensation Committee are to review executive compensation and make recommendations to the Board of Directors concerning compensation levels of officers. It also administers the Company’s Stock Option Plan and other compensation plans. The Compensation Committee is governed by a written charter approved by the Board of Directors, which is available on the Company’s website (www.optelecom-nkf.com).

Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors, and is composed of all four of the independent directors who are not employees of the Company. The Audit Committee met four times in 2006 and all members attended at least 75% of the meetings. The Audit Committee is governed by a written charter approved by the Board of Directors, which is available on the Company’s website (www.optelecom-nkf.com).

All four current members of the Company’s Audit Committee are independent within the meaning of the NASDAQ listing standards and the rules of the Securities and Exchange Commission. The rules of the Securities and Exchange Commission and the NASDAQ listing standards generally require that the Company maintain an audit committee of at least three independent directors.

Our Board of Directors has determined that both Messrs. Carl J. Rubbo, Jr. and David R. Lipinski are “audit committee financial experts” as defined by the rules of the Securities and Exchange Commission.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Board of Directors has designated seven of the Company’s officers (including the five executive officers named in the Summary Compensation Table) as “executive officers.” The executive officers include the Chief Executive Officer (CEO), Chief Financial Officer, vice presidents in charge of operating segments and principal functions and other officers who have policy-making authority for the Company. The Board of Directors has delegated authority for administering the compensation program for executive officers and other members of senior management to the Compensation Committee. The Board has appointed all of the independent members of the Board to serve as members of the Compensation Committee.

The Compensation Committee reviews and approves all executive officers’ compensation, including:

•	base salary;

•	equity compensation

•	incentive compensation;

•	employment agreements; and

•	any special or supplemental benefits.

The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under our stock option and other compensation plans. The Compensation Committee also approves the Company’s incentive programs.

The Compensation Committee also has authority to retain advisors from outside of the Company. During 2006, the Compensation Committee used the services of Management Performance International, Inc., an independent consultant, for competitive data and advice regarding executive compensation. A complete description of the responsibilities of the Compensation Committee is set forth in the Committee’s Charter, which is available on the Internet at www.optelecom-nkf.com. The Compensation Committee and the Board review and revise the charter as necessary.

Compensation Philosophy and Objectives

The objectives of our compensation programs are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success. The Compensation Committee adheres to the following philosophy regarding compensation of the Company’s executive officers:

•	provide competitive total pay opportunities in order to attract, retain, and motivate high quality executive talent critical to the Company’s success;

•	pay for performance through a compensation mix that emphasizes competitive cash incentives and merit-based salary increases and de-emphasizes entitlements and perquisites;

•	create a mutuality of interest between executives and shareholders through a restricted stock grant and option program; and

•	to focus the executive’s attention on overall corporate objectives as well as the executive’s specific operational objectives.

As the industry in which the Company operates can be extremely competitive, we believe that the compensation programs for executive officers should be designed to retain and motivate talented executives responsible for the success of the Company. The compensation programs should be determined within the competitive environment in which the Company is situated and based on the achievement of business objectives, individual contribution, and financial performance. The goals are to provide a total compensation package that considers the compensation practices of companies with which the Company competes for executive officers, provides variable compensation that is linked to achievement of corporate, business unit, and individual performance goals, and aligns the interests of the executive officers with those of the Company by providing them with an equity stake in the Company. Compensation is designed to fall within the range paid to comparable executives in other similarly sized and like industry corporations.

The outside members of the Board of Directors commissioned a third party consultant to prepare a report regarding the current compensation paid to executives by companies similar to the Company in order to determine the appropriate levels of compensation for its executives. The study analyzed existing job content data, benchmarked cash and total compensation payments, compiled market practices, and reviewed Optelecom-NKF’s current compensation mix and delivery practices relative to business needs.

Components of Executive Compensation

The compensation program for the Company’s executive officers consists principally of the following components:

•	base salary;

•	long-term equity incentives; and

•	Incentive cash awards.

Base Salary

Base salaries for our executives are based upon competitive compensation data for similar public companies, an executive’s job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. The Compensation Committee did generally target base salaries at or near the 50th percentile of the market based upon the report provided by a third party consultant as discussed in the Compensation Philosophy and Objectives section.

The executives would have the opportunity for their total compensation to exceed the 50th percentile compared to the market based upon inclusion of performance incentives. Although these factors apply to Messrs. Ludwig, Tamburo, Armstrong, Overwijn and Hooghiemstra, their base salaries are also subject to the terms of their respective employment agreements, the material terms of which are discussed under the Summary Compensation Table.

In 2006, the Company and Mr. Ludwig entered into an amendment of his employment agreement pursuant to which his base salary was set at $231,000 for 2006 and $242,000 for 2007. In addition, pursuant to this amendment, Mr. Ludwig received a bonus of $46,000 for 2006 and is eligible to receive a bonus of $60,000 at the end of 2007 if, as of such time, he is actively serving as the Chief Executive Officer of the Company, is actively transitioning to a successor Chief Executive Officer, as determined by the Compensation Committee of the Board of Directors in good faith, or a change of control of the Company has been consummated on or before such time. These amendments were intended to bring Mr. Ludwig’s annual compensation into line generally with the median range of the Company’s peer group companies and were intended to encourage timely succession planning for the role of Chief Executive Officer.

Long-Term Equity Incentives

The Company provides its executive officers with long-term incentive compensation through grants of equity in the form of stock options and restricted stock grants. The goal of the long-term equity incentive program is to align the interests of executive officers with those of the Company’s stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is our belief that stock options and restricted stock directly motivate an executive to maximize long-term stockholder value. The philosophy of administering the long-term equity incentive plan is to tie the number of stock options and restricted stock awarded to each employee in the plan to the performance of the Company with respect to predetermined quantifiable and objective measures and to the individual contribution of each employee in the plan with respect to individual performance measures.

To carry out this philosophy, the Company establishes a target equity award based upon each executive officer’s position, responsibilities, and historical and expected future contributions to our company. The actual equity awards are then determined by comparing actual Company performance with specific Company-based performance goals measured at the end of the fiscal year. The equity awards also utilize vesting periods that encourage key executives to continue with the Company. Generally, equity awards to employees vest two years from the date of the award.

Under the Company’s 2005 Annual Incentive Plan, executives were eligible to receive target equity award values consisting of a combination of options to purchase common stock and restricted stock awards if the Company’s consolidated revenue and consolidated income from operations for 2005 met the targets established under the Plan. The equity award values ranged from approximately $126,000 for the Chief Executive Officer to approximately $55,000 for the other executive officers.

Under the Company’s 2006 Annual Incentive Plan, executives were eligible to receive target equity award values consisting of a combination of options to purchase common stock and restricted stock awards if the Company’s consolidated revenue and consolidated income from operations for 2006 met the targets established under the Plan. The target equity award values ranged from approximately $126,000 for the Chief Executive Officer to approximately $55,000 for the other executive officers. Based on the Company’s revenue and income from operations for 2006, the Chief Executive Officer and the other named executive officers received the following dollar value of option grants and restricted stock awards in March 2007:

	Restricted Stock	Stock Options	Total

Edmund Ludwig	$58,385	$58,385	$116,770

Thomas Overwijn	50,950	50,950	101,899

James Armstrong	32,764	32,764	65,529

Steven Tamburo	32,541	32,541	65,083

Roland Hooghiemstra	41,250	13,750	55,000

Because these option and restricted stock awards were granted in 2007, they are not reflected in the Summary Compensation Table and the Grants of Plan Based Awards table.

Incentive Cash Awards

The Company provides annual cash incentive awards to executives and other employees pursuant to an annual incentive plan that is reviewed and approved by the Compensation Committee. The goal of the incentive cash awards is to tie a portion of the compensation of each employee in the plan to the performance of the Company with respect to predetermined quantifiable and objective measures, and to the individual contribution of each employee in the plan with respect to individual performance measures. To carry out this philosophy, the Company’s cash bonus plan establishes a target cash bonus calculated as a percentage of the employee’s base salary. The cash bonus amounts then are determined by specific Company-based performance goals, as well as individual performance goals, measured at the end of the fiscal year. A significant portion of each executive officer’s potential annual compensation is a performance-based bonus. Our Chief Executive Officer’s target bonus payment and performance goals under the plan are determined by the Compensation Committee. Target bonus payments and performance goals for other executives are determined by the Compensation Committee in consultation with our Chief Executive Officer.

Under the Company’s 2006 Annual Incentive Plan, the target cash incentive payments for the Chief Executive Officer and the other named executive officers ranged from 55% to 30% of 2006 base salary. Based on the Company’s revenue and income from operations for 2006, the Chief Executive Officer and the other named executive officers earned the following cash incentive awards under the 2006 Annual Incentive Plan: Mr. Ludwig:

$117,394; Mr. Tamburo: $25,493; Mr. Overwijn: $61,423; Mr. Armstrong: $38,846; and Mr. Hooghiemstra: $47,928.

Special Tax Consideration — Section 162(m)

The Compensation Committee considers the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer or any of our next four most highly compensated executive officers, unless compensation is performance-based. We have adopted a policy that, where reasonably practicable, we will seek to qualify the variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m).

Compensation Committee Report on Executive Compensation

We, the undersigned members of the Compensation Committee of the Board of Directors of the Company, have reviewed the Company’s Compensation Discussion and Analysis for 2006 and have discussed it with the Company’s management. Based on our review and this discussion, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K.

COMPENSATION COMMITTEE

David R. Lipinski
Chairman
Carl J. Rubbo, Jr.
Robert F. Urso
Walter Fatzinger, Jr.

Summary Compensation Table

The following table sets forth the compensation we paid for services rendered during the fiscal year ended December 31, 2006 to our principal executive officer, our principal financial officer, and each of our other three most highly compensated executive officers who were executive officers as of December 31, 2006 (the “Named Executive Officers”), determined by reference to total compensation (reduced by the amount set forth in the table below under the caption “Change in Pension Value and Nonqualified Deferred Compensation Earnings”) earned by such individuals for the 2006 fiscal year.

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
				Stock	Option	Incentive Plan	Deferred	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation	Compensation
	Year	($)	($)	$ (1)	($) (2)	($) (3)	Earnings ($)	($) (4)	Total ($)
Name and Principal Position (a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Edmund Ludwig, President and Chief Executive Officer	2006	231,000	46,000	32,857	32,857	117,394	0	152,339	612,447
Steven Tamburo, Chief Financial Officer(5)	2006	59,022	0	0	59,250	25,493	0	52	143,817
Thomas Overwijn, Executive Vice President and Chief Operating Officer European Operations	2006	134,859	0	63,943	63,943	61,423	0	26,605	350,773
James Armstrong, Executive Vice President and Chief Operating Officer North American Operations	2006	190,000	0	15,481	15,481	38,846	0	345	260,153
Roland Hooghiemstra, Vice President of Sales and Marketing European Operations	2006	118,750	0	15,659	46,978	47,928	0	22,379	251,694

(1)	Reflects the amount recognized in 2006 for financial statement reporting purposes in accordance with FAS 123R for stock awards granted during 2006, except that estimates of forfeitures related to service-based vesting conditions have been disregarded. Assumptions used in the calculation of these amounts are included in Note 9 to our audited financial statements for the year ended December 31, 2006 included in our Form 10-K filed with the Securities and Exchange Commission on April 2, 2007. There were no forfeitures during 2006.

(2)	Reflects the amount recognized in 2006 for financial statement reporting purposes in accordance with FAS 123R for options granted during 2006, except that estimates of forfeitures related to service-based vesting conditions have been disregarded. Assumptions used in the calculation of these amounts are included in Note 9 to our audited financial statements for the year ended December 31, 2006 included in our Form 10-K filed with the Securities and Exchange Commission on April 2, 2007. There were no forfeitures during 2006.

(3)	Reflects cash incentive awards earned in 2006 under the Company’s 2006 Annual Incentive Plan.

(4)	These amounts consist of a retirement bonus accrual, required payments for Dutch employees to an industry sponsored pension plan, and life insurance premiums. Executive officers do not receive any other perquisites, personal benefits or property.

(5)	Mr. Tamburo was appointed Chief Financial Officer on August 15, 2006.

Employment Contracts

Edmund Ludwig, James Armstrong, Thomas Overwijn, Steven Tamburo and Roland Hooghiemstra are compensated pursuant to employment agreements with the Company. A summary of material terms and conditions of the employment agreements are as follows:

Edmund Ludwig

Mr. Ludwig serves as the President and Chief Executive Officer of the Company, reporting to the Board of Directors.

Term of Agreement   Mr. Ludwig’s employment agreement terminates on December 31, 2007.

Compensation:

(a) Base Salary  $231,000 per year in 2006 and $242,000 per year in 2007.

(b) Incentives   Cash and equity incentives set forth in the Company’s incentive compensation program with a cash incentive target equal to 55% of the current base salary for 2006 and 2007 upon the achievement of 100% of target performance, scalable above and below the target.

(c) Additional Payments  $46,000 as of December 31, 2006 and $60,000 as of December 31, 2007 if, as of such date, he is either actively serving as the Chief Executive Officer of the Company, is actively transitioning to a successor Chief Executive Officer, or a change of control of the Company has been consummated.

(d) Other Benefits   Mr. Ludwig is eligible to participate in all employee benefit plans in which the Company’s employees are entitled to participate. Additionally, the Company leases a vehicle for the use of Mr. Ludwig at a monthly payment limited to not more than $500 per month.

Vacation   Mr. Ludwig is entitled to four weeks paid vacation in accordance with the Company’s regular vacation policies.

Termination:

(a) If the Company terminates the agreement without cause (as this term is defined in the agreement), Mr. Ludwig shall receive his base salary for a period of twelve months following termination, any bonus earned through the termination date, and all employee benefits accrued through the termination date.

(b) If Mr. Ludwig is terminated pursuant to a change of control of the Company (as defined in the agreement), he is entitled to receive his base salary, any bonus earned through the termination date and to participate in all employee benefit plans for twenty-four months following termination.

(c) If Mr. Ludwig terminates his employment by retirement he will receive an amount equivalent to two weeks of his last annual base salary times the number of full years that he has been employed by the Company.

James Armstrong

Mr. Armstrong serves as the Executive Vice President and Chief Operating Officer, North American operations of the Company, reporting to the President and Chief Executive Officer of the Company.

Term of Agreement   Mr. Armstrong’s employment is on an “at-will” basis and shall continue indefinitely until terminated.

Compensation:

(a) Base Salary  $190,000 per year, reviewed annually.

(b) Bonus  Annual bonus consisting of cash, stock options, and restricted stock, based upon individual performance and specified sales, sales growth and profitability goals and objectives for the Company.

(c) Other Benefits   Mr. Armstrong is entitled to participate in all employee benefit plans in which the Company’s employees are entitled to participate.

Vacation   Mr. Armstrong is entitled to four weeks paid vacation in accordance with the Company’s regular vacation policies.

Termination   If the Company terminates the agreement without cause (as such term is defined in the agreement), Mr. Armstrong shall receive his base salary and any bonus earned by him for a period of twelve months following termination and all employee benefits accrued through the termination date. If Mr. Armstrong is terminated pursuant to a change of control of the Company (as defined in the agreement), he shall be entitled to receive his base salary, any bonus earned through the termination date and to participate in all employee benefit plans for twenty-four months following termination.

Thomas Overwijn

Mr. Overwijn serves as the Managing Director of Optelecom-NKF B.V. and as Executive Vice President and Chief Operating Officer of European operations, reporting to the President and Chief Executive Officer of the Company.

Term of Agreement   Mr. Overwijn’s employment is on an “at-will” basis and shall continue indefinitely until terminated.

Compensation:

(a) Base Salary   Euro 105,000 per year in 2006 and Euro 115,000 per year in 2007.

(b) Incentives  Annual bonus consisting of cash, stock options, and restricted stock, based upon individual performance and specified sales, sales growth and profitability goals and objectives for the Company.

(c) Other Benefits.  Mr. Overwijn is entitled to participate in all employee benefit plans in which the Company’s employees are entitled to participate.

Vacation  Mr. Overwijn is entitled to five weeks paid vacation in accordance with the Company’s regular vacation policies.

Termination   If the Company terminates the agreement, Mr. Overwijn shall receive his base salary and any bonus earned by him for a period of twelve months following termination and all employee benefits accrued through the termination date. Should he be terminated pursuant to a change of control of the Company, he shall be entitled to receive his base salary, any bonus earned through the termination date and to participate in all employee benefit plans for twenty-four months following termination.

Steven Tamburo

Effective August 15, 2006, Mr. Tamburo was appointed the Chief Financial Officer of the Company, reporting to the President and Chief Executive Officer of the Company.

Term of Agreement  The agreement terminates on August 15, 2007.

Compensation:

(a) Base Salary  $165,000 per year, reviewed annually.

(b) Incentives  Annual bonus consisting of cash, stock options, and restricted stock, based upon individual performance and specified sales, sales growth and profitability goals and objectives for the Company.

(c) Options  In connection with his hiring, Mr. Tamburo received an award of non-qualified stock options to purchase 7,500 shares of the Company’s common stock at the market price at the close of trading on August 15, 2006.

(d) Other Benefits   Mr. Tamburo is entitled to participate in all employee benefit plans in which the Company’s employees are entitled to participate.

Vacation   Mr. Tamburo is entitled to four weeks paid vacation in accordance with the Company’s regular vacation policies.

Termination  If the Company terminates the agreement without cause (as defined in the agreement), Mr. Tamburo shall receive his base salary and any bonus earned by him for a period of three months following termination and all employee benefits accrued through the termination date. If he is terminated pursuant to a change of control of the Company (as defined in the agreement), he shall be entitled to receive his base salary, any bonus earned through the termination date and to participate in all employee benefit plans for twenty-four months following termination.

Roland Hooghiemstra

Employee shall serve as the Vice President of Sales and Marketing of European operations, reporting to the Tom Overwijn, Managing Director of European Operations.

Term of Agreement   The Employee’s employment is on an “at-will” basis and shall continue indefinitely until terminated.

Compensation

(a) Base Salary  Euro 95,000 per year effective July 1, 2006

(b) Incentives  Annual bonus consisting of cash, stock options, and restricted stock, based upon individual performance and specified sales, sales growth and profitability goals and objectives for the Company.

(c) Other Benefits.  All employee benefit plans in which the Company’s employees are entitled to participate.

Vacation  Five weeks paid vacation in accordance with the Company’s regular vacation policies.

Termination   Dutch law governs the termination provisions of this contract.

Grants of Plan-Based Awards

The following table provides information regarding grants under our incentive compensation plans to the Named Executive Officers during 2006.

						All Other
					All Other	Option
					Stock	Awards:
					Awards:	Number of		Exercise of	Grant Date
		Estimated Future Payouts Under			Number of	Securities		Base Price	Fair Value
		Non-Equity Incentive Plan Awards			Shares of	Underlying		of Option	of Stock
	Grant	Threshold	Target	Maximum	Stock or	Options		Awards	and Option
Name	Date	($)(3)	($)(3)	($)(3)	Units (#)(1)	(#)(2)		($/Sh)	Awards

Edmund Ludwig	6/19/06				2,309	—		—	$32,857
	6/19/06	57,750	115,500	173,250	—	5,899		$14.23	32,857
Steven Tamburo	8/15/06	12,375	24,750	37,125	—	7,500	(4)	7.90	59,250
Thomas Overwijn	6/19/06				4,493	—		—	63,943
	6/19/06	28,463	56,925	85,388	—	11,480		14.23	63,943
James Armstrong	6/19/06				1,088	—		—	15,481
	6/19/06	28,500	57,000	85,500	—	2,779		14.23	15,481
Roland Hooghiemstra	1/6/06				3,387	—		—	46,978
	1/6/06	23,750	47,500	71,250	—	2,738		13.87	15,659

(1)	The restricted stock awards are subject to the following vesting schedule: 25% vest on the date of grant, an additional 50% vest on the first anniversary of the date of grant, and the remaining 25% vest on the second anniversary of the date of grant.

(2)	The options granted are subject to the following vesting schedule: 25% vest on the date of grant, an additional 50% vest on the first anniversary of the date of grant, and the remaining 25% vest on the second anniversary of the date of grant. The exercise price for the options was the closing market price on the date of grant.

(3)	Reflects potential cash incentive awards eligible to be earned under the Company’s 2007 Annual Incentive Plan, which was approved by the Board of Directors in December 2006.

(4)	Mr. Tamburo received these options in connection with his hiring. The exercise price was the closing market price on the date of grant.

Outstanding Equity Awards At Fiscal Year-End

The following table provides information regarding outstanding stock options and restricted stock held by the Named Executive Officers as of December 31, 2006.

	Option Awards						Stock Awards
											Equity
											Incentive
											Plan
										Equity	Awards:
										Incentive	Market
				Equity						Plan Awards:	or Payout
				Incentive						Number of	Value of
				Plan Awards:					Market	Unearned	Unearned
	Number of	Number of		Number of			Number of		Value of	Shares,	Shares,
	Securities	Securities		Securities			Shares or		Shares or	Units or	Units or
	Underlying	Underlying		Underlying			Units of		Units of	Other	Other
	Unexercised	Unexercised		Unexercised	Option	Option	Stock That		Stock That	Rights That	Rights That
	Options (#)	Options (#)		Unearned	Exercise	Expiration	Have Not		Have Not	Have Not	Have Not
Name	Exercisable	Unexercisable		Options(#)	Price ($)	Date	Vested (#)		Vested ($)(1)	Vested (#)	Vested ($)

Edmund Ludwig	30,000	0		0	$9.19	1/8/2009	0		0	0	0
Edmund Ludwig	22,500	7,500	(2)	0	9.05	1/7/2010	0		0	0	0
Edmund Ludwig	1,475	4,424	(3)	0	14.23	6/19/2011	1,731	(3)	$18,158	0	0
Steven Tamburo	1,875	5,625	(4)	0	7.90	8/15/2011	0		0	0	0
Thomas Overwijn	18,750	6,250	(5)	0	9.48	4/1/2010	0		0	0	0
Thomas Overwijn	2,870	8,610	(3)	0	14.23	6/19/2011	3,369	(3)	35,341	0	0
James Armstrong	12,500	0		0	4.66	1/8/2008	0		0	0	0
James Armstrong	15,000	0		0	9.19	1/8/2009	0		0	0	0
James Armstrong	11,250	3,750	(2)	0	9.05	1/7/2010	0		0	0	0
James Armstrong	695	2,084	(3)	0	14.23	6/19/2011	816	(3)	8,560	0	0
Roland Hooghiemstra	5,000	2,500	(5)	0	9.48	4/1/2010	0		0	0	0
Roland Hooghiemstra	685	2,053	(3)	0	13.87	1/6/2011	2,540	(3)	26,645	0	0

(1)	Based on the closing market price of $10.49 on December 29, 2006.

(2)	All of the unvested options vested on January 7, 2007.

(3)	Approximately two-thirds of the unvested options/shares will vest on June 19, 2007 and the remaining unvested options/shares will vest on June 19, 2008.

(4)	Approximately two-thirds of the unvested options will vest on August 15, 2007 and the remaining unvested options will vest on August 15, 2008.

(5)	All of the unvested options will vest on April 1, 2007.

(6)	Approximately two-thirds of the unvested options/shares vested on January 6, 2007 and the remaining unvested options/shares will vest on January 6, 2008.

Option Exercises and Stock Vested

The following table provides information regarding stock options and restricted stock held by the Named Executive Officers that were exercised and/or vested during 2006.

	Option Exercises and Stock Vested
	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value of Realized	Acquired on Vesting	Value of Realized
Name	Exercise (#)	on Exercise ($)(1)	(#)(2)	on Vesting ($)

Edmund Ludwig	30,000	97,200	578	8,224
Thomas Overwijn	0	0	1,124	15,995
James Armstrong	10,000	223,246	272	3,871
Roland Hooghiemstra	2,500	35,125	847	11,748

(1)	Calculated by multiplying the number of shares acquired by the difference between the exercise price and the market value of the common stock on the date of exercise.

(2)	Based on the closing market prices of the common stock on the vesting dates.

Potential Payments Upon Termination or Change-in-Control

We have entered into employment agreements with Messrs. Ludwig, Armstrong, Overwijn and Tamburo pursuant to which each is entitled to certain payments and continuation of benefits if their employment is terminated without cause or upon a change in control of the Company. The material terms of these provisions are summarized after the Summary Compensation Table.

Following are the estimated amounts that would have been payable in U.S. dollars to each of the Named Executive Officers under their employment agreements if they had been terminated on December 31, 2006 as the result of a change-in-control (excluding the value of the continuation of employee benefits):

Edmund Ludwig	$601,394
Steven Tamburo	355,493
Thomas Overwijn	362,723
James Armstrong	418,846

Director Compensation

The 2006 Directors Compensation Plan became effective July 1, 2006. Prior to that, non-employee directors received compensation under the 2003 Directors Compensation Plan. Following is a summary of the material terms of the 2003 Directors Compensation Plan and 2006 Directors Compensation Plan.

Under the 2003 Directors Compensation Plan:

•	Non-employee directors received a cash payment of $1,000 and stock options to acquire 1,000 shares of common stock at an exercise price equal to the closing market price on the date of grant for each Board or Committee meeting attended either in person or by telephone.

•	Members of the Compensation and Audit Committees received a cash payment of $750 for each Committee meeting attended in person or by telephone, provided that there is no such payment if the Committee meeting is held in conjunction with a Board meeting.

•	The Chairmen of the Compensation and Audit Committees received a $2,500 quarterly retainer.

•	Non-employee directors were granted 1,000 shares of restricted stock (non-transferable for a period of two years after grant) on the date of the annual meeting of stockholders and also received cash payments equal to the tax amounts due on these grants.

Under the 2006 Directors Compensation Plan:

•	Non-employee directors receive a quarterly retainer of $3,000 and a cash payment of $1,000 for each Board or Committee meeting attended either in person or by telephone.

•	Members of the Compensation and Audit Committees receive a cash payment of $750 for each Committee meeting attended in person or by telephone, provided that there is no such payment if the Committee meeting is held in conjunction with a Board meeting.

•	The Chairmen of the Compensation and Audit Committees received a $2,500 quarterly retainer.

•	Non-employee directors are granted 625 shares of restricted stock (non-transferable for a period of two years after grant) on the first day of each calendar quarter and also receive cash payments equal to the tax amounts due on these grants.

The following table sets forth amounts paid to our non-employee directors in connection with their services to the Company during 2006.

	Fees Earned
	or Paid	Stock	Option	All Other
Name	in Cash ($)	Awards ($)(1)	Awards ($)(2)	Compensation ($)(3)	Total ($)

Walter Fatzinger	$16,500	$37,549	$41,820	$13,142	$109,011
David Lipinski(4)	26,500	37,549	41,820	13,142	119,011
Carl Rubbo(5)	26,500	37,549	41,820	13,142	119,011
Robert Urso	15,750	37,549	41,820	13,142	108,261

(1)	Each of the non-employee directors received stock awards of 2,250 shares during 2006. Reflects the amount recognized in 2006 for financial statement reporting purposes in accordance with FAS 123R for stock awards granted during 2006.

(2)	Each of the non-employee directors received stock option grants for 2,000 shares during 2006. Reflects the amount recognized in 2006 for financial statement reporting purposes in accordance with FAS 123R for options granted during 2006.

(3)	Represents cash payment made to non-employee directors for taxes due on stock awards.

(4)	Mr. Lipinski serves as the Chairman of the Compensation Committee.

(5)	Mr. Rubbo serves as the Chairman of the Audit Committee.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee during 2006 was an officer or employee of the Company, or any of its subsidiaries, or was formerly an officer of the Company or any of it subsidiaries. No member of the Compensation Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. Furthermore, none of the other executive officers, directors or Compensation Committee members of the Company currently serve, or have in the past served, on the compensation committee of any company whose directors and executive officers serve or have served on the Company’s Compensation Committee.

Compliance with Section 16(a) of the Securities Exchange Act Of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own ten percent or more of a registered class of the Company’s equity securities, to file reports about their beneficial ownership and changes in ownership of the Company’s common stock with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no such forms were required, the Company believes that during 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent stockholders were complied with.

Equity Compensation Plan Information

Listed below is information on the Company’s equity compensation plans as of March 21, 2007.

Number of Securities
Remaining Available
for Future Issuance
	Number of Securities		Under Equity
	to be Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options	Outstanding Options	Reflected in Column(a)
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	462,832	$10.15	113,279
Equity compensation plans not approved by security holders	—	—	—

Totals	462,832	$10.15	113,279

STOCK PRICE PERFORMANCE GRAPH

Set forth in this section is a line graph comparing the cumulative total stockholder return on Optelecom-NKF common stock against the cumulative total return of the NASDAQ US Index and the NASDAQ Telecommunications Stocks Index for the period of five fiscal years commencing December 31, 2001 and ending December 31, 2006. The graph and table assume that $100 was invested on December 31, 2001 in each of Optelecom-NKF Common Stock, the NASDAQ US Index and the NASDAQ Telecommunications Stocks Index and that all dividends were reinvested. This data was furnished by NASDAQ.

COMPARISON OF FIVE-YEAR CUMULATIVE RETURN AMONG OPTELECOM-NKF, THE NASDAQ
US INDEX AND THE NASDAQ TELECOMMUNICATIONS STOCKS INDEX

2006 Price Performance

	2001	2002	2003	2004	2005	2006
Optelecom-NKF	$100	$169	$332	$338	$489	$383
Nasdaq US Index	$100	$69	$103	$112	$115	$126
Nasdaq Telecommunications Stocks Index	$100	$46	$77	$82	$78	$102

REPORT OF THE AUDIT COMMITTEE AND AUDIT FEES

Report of the Audit Committee

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management. This included a discussion of the quality and the acceptability of the Company’s financial reporting and controls and procedures and the certifications by the Company’s Chief Executive Officer and Chief Financial Officer.

The Audit Committee also reviewed with the independent auditors the financial statements in the Annual Report on Form 10-K. The auditors performed an independent audit of the Company’s Financial Statements in accordance with the Standards of the Public Company Accounting Oversight Board and issued a report on those Financial Statements. The Audit Committee has also discussed with the independent auditors for the Company the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.

The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent auditors their independence. The Audit Committee reviews and approves any non-auditing services to be provided by Grant Thornton LLP prior to the firm being retained to perform such services.

The members of the Audit Committee are not employees of the Company and we are not accountants or auditors by profession. We have relied, without independent verification, on management’s representation that the financial statements have been prepared in conformity with GAAP and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP, that the independent audit of the company’s financial statements has been carried out in accordance with generally accepted auditing standards or that our Company’s independent accountants are in fact “independent”.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Carl J. Rubbo, Jr., Chairman
Walter R. Fatzinger, Jr.
David R. Lipinski
Robert F. Urso

Independent Public Accountants

The Audit Committee selected Grant Thornton LLP as independent public accountants for the Company for the year ending December 31, 2006. Grant Thornton LLP has served as independent public accountants for the Company since year-end 2003. To the knowledge of the Company, at no time has Grant Thornton LLP had any direct or indirect financial interest in or any connection with the Company other than in connection with services rendered to the Company.

The selection of Grant Thornton LLP was made by the Audit Committee, which is composed wholly of outside Directors. The Audit Committee meets periodically with the Company’s Chief Financial Officer and independent public accountants to review the scope and results of the audit function and to set any necessary policies relating to the audit and estimated fees for the coming year.

The Company anticipates that a representative of Grant Thornton LLP will attend the Annual Meeting for the purpose of responding to appropriate questions from stockholders.

Independent Public Accountants’ Fees

Audit Fees.  The aggregate for professional services rendered by Grant Thornton in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2006 and 2005 fiscal years was approximately $188,242 and $244,499, respectively.

Audit Related Fees.  Fees related to due diligence services performed in connection with our acquisition of NKF Electronics and reviewing registration statements on Form S-8 during fiscal year 2005 were $122,740 which are not disclosed above under “Audit Fees.” There were no audit related fees in 2006.

Tax Fees.  Tax fees billed by Grant Thornton during fiscal year 2006 were $20,412 while for 2005 the amount billed for tax services was $39,805.

Other Fees.  Fees in 2005 related to providing advice and service related primarily to planning for Sarbanes-Oxley Section 404 compliance and evaluation of our international business structure in connection with our acquisition of NKF Electronics were $16,238. There were no other fees in 2006.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditor

All the services provided by Grant Thornton were approved by our Audit Committee. In accordance with the Charter of our Audit Committee and consistent with the policies of the Securities and Exchange Commission, all auditing services and all non-audit services to be provided by any independent auditor of the Company shall be pre-approved by the Audit Committee. In assessing requests for services by the independent auditor, the Audit Committee considers whether such services are consistent with the auditor’s independence, whether the independent auditor is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K (including the financial statements and schedules thereto) as filed with the Securities and Exchange Commission for our most recent fiscal year is included herewith.

OTHER MATTERS

Nominations, Other Business and Deadline for Stockholder Proposals

Under an amendment to the Company’s By-Laws adopted in February 1998, nominations for director may be made only by the Board or a Board committee or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may nominate a candidate for election as a director at an Annual Meeting of stockholders only by delivering notice to the Company not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting, except that if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received not later than the tenth day following the earlier of the date the Company’s notice of the meeting is first given or announced publicly. With respect to a Special Meeting called to elect directors because the election of directors is not held on the date fixed for the Annual Meeting, a stockholder must deliver notice not later than the tenth day following the earlier of the date that the Company’s notice of the meeting is first given or announced publicly. Any stockholder delivering notice of nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

The By-Laws also provide that no business may be brought before an Annual Meeting except as specified in the notice of the meeting (which includes stockholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may bring business before an Annual Meeting only by delivering notice to the Company within the time limits described above for delivering notice of a nomination for the election of a director at an Annual Meeting. Such notice must include a description of and the reasons for bringing the proposed business before the meeting, any material interest of the stockholder in such business and certain other information about the stockholder. These requirements are separate and apart from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement under SEC Rule 14a-8.

Pursuant to the rules of the Securities and Exchange Commission, proposals must be received by the Secretary no sooner than January 2, 2008 and no later than February 1, 2008 in order to be considered for inclusion in next year’s proxy materials.

A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Secretary of the Company.

Corporate Restructuring

On March 21, 2007 Optelecom-NKF, Inc. announced changes to its corporate structure that will globally integrate the management functions previously established as individually and separately-managed units at its U.S. and European facilities:

•	Thomas Overwijn became the executive vice president and Chief Operating Officer in the new global organization. He previously held the position of executive vice president and COO for European operations.

•	James Armstrong assumed a new position as Executive Vice President of U.S. Federal Systems/Business Development. He previously served as Optelecom-NKF’s executive vice president and COO for North American operations.

•	Global finance and administrative operations were consolidated at the corporate level under Steven Tamburo, Optelecom-NKF’s CFO.

•	Roland Hooghiemstra was named Vice President of Sales and Marketing. Mr. Hooghiemstra previously led sales and marketing efforts in the European unit.

OPTELECOM-NKF, INC.
BOARD OF DIRECTORS
PROXY FOR
2007 ANNUAL MEETING OF STOCKHOLDERS
          The undersigned hereby appoints Carl J. Rubbo Jr. and James Armstrong or either of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in Optelecom-NKF, Inc.
1. To elect the nominee as a director of the Company.
Nominees for a three-year term ending in 2010:

[ _ ]	FOR	David R. Lipinski

[ _ ]	WITHHOLD AUTHORITY

[ _ ]	FOR	Edmund D. Ludwig

[ _ ]	WITHHOLD AUTHORITY

FOR AGAINST ABSTAIN

[ _ ]	[ _ ]	[ _ ]	2.	To transact such other business as may properly before the meeting.
          In the absence of instructions, shares represented by this proxy will be voted in favor of all proposals.
          Receipt of the notice of the meeting, the proxy statement and the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 is hereby acknowledged.
          PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
          YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THIS PROXY AT ANY TIME, AND THE GIVING OF IT WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING AND VOTE IN PERSON.

L.S.	L.S.
Dated:                                                     , 2007
NOTE: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.